UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2024

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35200	65-0955118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 30, 2024, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). During the Annual Meeting, stockholders of the Company were asked to consider and vote upon three proposals: (1) election of the seven Board of Directors nominees set forth in the Company's 2024 Proxy Statement, (2) ratification of the appointment of Assure CPA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and (3) approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

As of the record date for the Annual Meeting, April 2, 2024, there were 122,615,150 shares of common stock outstanding and entitled to vote. Of the shares of common stock outstanding on the record date, the holders of common stock entitled to vote with respect to 74,057,478 shares of common stock were represented in person or by proxy at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:

1. Election of directors.

All of the nominees for directors were elected to serve for a term that expires at the 2025 annual meeting of stockholders, by the votes set forth below.

Nominee	Voted For	Withheld
Corrado De Gasperis	42,551,723	4,979,961
Leo M. Drozdoff	45,428,925	2,102,759
Kevin E. Kreisler	43,647,606	3,884,078
Walter A. Marting, Jr.	43,461,450	4,070,234
William J. Nance	43,928,453	3,603,231
Güez J. Salinas	44,444,173	3,087,511
Kristin M. Slanina	43,712,345	3,819,339

There were 26,525,794 broker non-votes with respect to this proposal.

2. Ratification of appointment of independent registered public accounting firm (the “auditors.”)

The appointment of Assure CPA, LLC, as the Company’s auditors for the fiscal year ending December 31, 2024, was ratified by the stockholders as set forth below.

Voted For	Voted Against	Abstain
71,197,078	1,550,897	1,309,503

The appointment of Assure CPA, LLC is a routine matter and, therefore, there were no broker non-votes.

3. Advisory vote on executive compensation.

The stockholders approved, on a non-binding advisory basis, the compensation of the named executive officers as set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
40,493,059	5,845,861	1,192,764	26,525,794

Item 7.01 Regulation FD.

The Company’s Executive Chairman and CEO provided a brief overview of the Company’s three lines of businesses, Comstock Fuels, Comstock Metals, Comstock Mining and other corporate matters at the Annual Meeting. The overview was consistent with the Annual Shareholder letter that can be found in the Annual Report at https://www.sec.gov/Archives/edgar/data/1120970/000114036124019924/ef20026772_ars.pdf. A copy of the video presentation of our Annual Meeting may be viewed by copying and pasting the following URL into your web browser. The presentation will be available to the public until July 31, 2024.

Comstock Inc. Video Presentation
https://www.virtualshareholdermeeting.com/LODE2024

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK INC.

Date: May 31, 2024	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Executive Chairman and Chief Executive Officer